UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2005

Sirna Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27914	34-1697351
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number

2950 Wilderness Place
Boulder, Colorado 80301
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 449-6500

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On January 11, 2004, Sirna Therapeutics, Inc. (the "Registrant"), disclosed in a presentation slide at the 23rd Annual JPMorgan Healthcare Conference that, as of the close of the fiscal year ended December 31, 2004, its unaudited year-end cash balance was approximately $36 million, which the Registrant estimates, based on currently anticipated spending levels, is sufficient to fund operations for approximately the next 20 months, and that its anticipated annual net cash expenditure, or burn rate, for the fiscal year ended December 31, 2005 would be approximately $21 million.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Statements in this Form 8-K that are not strictly historical are "forward-looking" statements, which should be considered as subject to many risks and uncertainties. For example, projected burn rate is subject to enormous variables and uncertainties regarding projected revenue, costs, laboratory and clinical results, and access to capital markets. Furthermore, the Registrant's ability to develop products and to operate as a going concern are contingent upon having readily available cash to fund its operating programs and are subject to the escalating expenses and risks associated with the initiation of clinical trials and their potential outcomes. Other risks and uncertainties include the Registrant's early stage of development and short operating history, whether the Registrant can achieve and maintain profitability, whether the Registrant can obtain and protect patents, the risk of third-party patent infringement claims, whether the Registrant can engage collaborators and obtain regulatory approval for products, the Registrant's concentration of stock ownership, and availability of materials for product manufacturing. These and additional risk factors are identified in the Registrant's Securities and Exchange Commission filings, including the Forms 10-K and 10-Q and in other SEC filings. The Registrant undertakes no obligation to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit

99.1	Presentation slide of the Registrant presented at the 23rd Annual JPMorgan Healthcare Conference on January 11, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2005

SIRNA THERAPEUTICS, INC. (Registrant)
By: /s/ Howard W. Robin
Name: Howard W. Robin
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Presentation slide of the Registrant presented at the 23rd Annual JPMorgan Healthcare Conference on January 11, 2005.